Exhibit 99.1

FG Financial Group, Inc. and FG Group Holdings Inc. Sign Definitive

Plan of Merger to form Fundamental Global Inc.

Combined Company to Benefit from Anticipated Significant Expense Savings,

Improved Scale and Capital Efficiency

Represents Over $110 Million in Combined Total Assets and

$65 Million in Combined Annual Revenue1

Charlotte, NC – January 3, 2024 – FG Financial Group, Inc. (Nasdaq: FGF, FGFPP) (“FG Financial”) and FG Group Holdings Inc. (NYSE American: FGH) (“FG Group Holdings”) today announced that they have signed a definitive plan of merger to combine the companies in an all-stock transaction. Upon completion of the merger, the combined company will be renamed to Fundamental Global Inc. and the common stock and Series A cumulative preferred stock of the combined company will continue to trade on the Nasdaq under the tickers “FGF” and “FGFPP,” respectively.

With combined assets of over $110 million and combined annual revenue of over $65 million 1, the merger is anticipated to create significantly enhanced public company scale and capital efficiency and is expected to result in over $3 million of expense savings in the first year following the closing of the transaction with the objective of additional savings beyond $3 million in the following 12-24 months post-closing.

Kyle Cerminara, Chairman of the Board of FG Financial and FG Group Holdings, who will be CEO of the combined company at closing, commented, “Creating one public company with expanded scale, cost efficiencies and streamlined operations should benefit stockholders of both companies. Our goal will be to focus on a few highly scalable and high ROIC businesses and simplify our organizational structure with a focus on stockholder returns.”

Larry Swets, Chief Executive Officer of FG Financial, commented, “This combination is a major step in our strategy. We anticipate that our combined teams will be able to focus time and resources on growing our reinsurance and merchant banking businesses, and we believe the strategic combination of our companies will provide a strong platform to drive long term stockholder value.”

Mark Roberson, Chief Executive Officer of FG Group Holdings, commented, “FG Financial has successfully grown its reinsurance business over the past few years, and its merchant banking platform includes several attractive businesses that complement the holdings at FG Group Holdings. We believe the merger will create an organization with greater scale and resources, and we expect to realize additional efficiencies by operating as a combined company.”

The plan of merger and transaction was unanimously approved by the independent members of the Board of Directors of each of FG Financial and FG Group Holdings. Additionally, the plan of merger and transaction were approved by the majority stockholder of FG Financial. The transaction is expected to close in early 2024, subject to customary closing conditions, including the approval of the transaction by the stockholders of FG Group Holdings.

Proposed Merger Details:

●	FG Group Holdings common stockholders will receive one share of FG Financial common stock for each share of common stock of FG Group Holdings held by such stockholder. The combined company will be renamed Fundamental Global Inc. at closing and the common stock and Series A cumulative preferred stock of the combined company will continue to trade on the Nasdaq under the tickers “FGF” and “FGFPP,” respectively.

●	It is anticipated that legacy stockholders of FG Group Holdings will own 72% of the outstanding shares of Fundamental Global Inc. common stock and legacy FG Financial common stockholders will own 28% of the outstanding shares of Fundamental Global Inc. common stock following the closing of the transaction.

1 Combined annual revenues were derived from the most recent four quarterly periods ended September 30, 2023, and combined total assets were derived as of September 30, 2023, from the unaudited consolidated financial statements of FG Group Holdings and FG Financial, as filed with the Securities and Exchange Commission.

Business Post Combination:

●	FG Reinsurance, Ltd. (“FGRe”): FGRe is a licensed insurance company domiciled in the Cayman Islands that participates in the global reinsurance market through the Funds at Lloyds syndicate, traditional reinsurance contracts and industry loss warranties.

●	Strong Global Entertainment Inc. (“Strong”): Strong is a leader in the entertainment industry providing mission critical products and services to entertainment venues for over 90 years.

●	Merchant Banking and SPACs: FG Financial co-sponsors newly formed SPACs and other merchant banking interests and provides strategic, administrative, and regulatory support services in exchange for both ownership and cash fees.

●	Asset Management: Asset Management consists of activities that generate net investment income (loss), the management of third-party reinsurance capital and other future asset management activities.

Governance and Leadership:

The Board of Directors of the combined company is expected to be comprised of seven members, consisting of Kyle Cerminara as the Chairman, three members designated from the FG Group Holdings Board of Directors, and three members from the FG Financial Board of Directors.

●	CEO: Kyle Cerminara will serve as CEO of Fundamental Global Inc.

●	Merchant Banking and SPACs: Larry Swets and Hassan Baqar will lead Merchant Banking and SPACs.

●	Reinsurance: Tom Heise will continue to serve as CEO of FGRe.

●	Strong Global: Mark Roberson and Todd Major will continue to serve as CEO and CFO, respectively, of Strong.

Additional information about the transaction will be provided in a joint consent solicitation, information statement, and registration statement on Form S-4 that will be filed by FG Group Holdings and FG Financial with the Securities and Exchange Commission (the “SEC”).

This communication does not constitute an offer to sell or the solicitation of an offer to buy the securities of either FG Financial or FG Group Holdings, nor does it constitute a solicitation of any vote or approval. The proposed merger described above will be submitted to FG Group Holdings’ stockholders for their consideration and approval via written consent. In connection therewith, and the prior approval by FG Financial’s stockholders holding a majority of the voting power of FG Financial, FG Financial and FG Group Holdings plans to file relevant materials with the SEC, including a joint consent solicitation, information statement, and registration statement on Form S-4 (the “Joint Registration and Information Statement”). Promptly after filing the Joint Registration and Information Statement with the SEC, FG Group Holdings will mail the definitive Joint Registration and Information Statement to each stockholder entitled to consent relating to the transaction. STOCKHOLDERS OF BOTH FG GROUP HOLDINGS AND FG FINANCIAL ARE URGED TO CAREFULLY READ THE JOINT REGISTRATION AND INFORMATION STATEMENT (INCLUDING ANY AMENDMENTS OR SUPPLEMENTS THERETO AND ANY DOCUMENTS INCORPORATED BY REFERENCE THEREIN) AND ANY OTHER RELEVANT DOCUMENTS IN CONNECTION WITH THE TRANSACTION THAT ARE FILED WITH THE SEC WHEN THEY BECOME AVAILABLE BECAUSE THEY WILL CONTAIN IMPORTANT INFORMATION ABOUT THE TRANSACTION AND THE PARTIES TO THE TRANSACTION. The Joint Registration and Information Statement and other relevant materials in connection with the transaction (when they become available) and any other documents filed by the Company with the SEC, may be obtained free of charge at the SEC’s website (www.sec.gov), at the FG Group Holdings’ website (https://fg.group/investor-relations/), and at FG Financial’s website (https://www.fgfinancial.com/). In addition, FG Group Holdings security holders will be able to obtain free copies of the Joint Registration and Information Statement from FG Group Holdings by contacting the FG Group Holdings’ Secretary at IR@FG.Group or investors@fundamentalglobal.com, and FG Financial security holders will be able to obtain free copies of the Joint Registration and Information Statement from FG Financial by contacting FG Financial’s Secretary at ir@fgfinancial.com or investors@fundamentalglobal.com.

Certain Information Regarding Participants

FG Group Holdings, FG Financial, and their respective directors, executive officers, and other members of management and employees may be deemed, under SEC rules, to be participants in the solicitation of consents from FG Group Holdings’ stockholders in connection with the proposed transaction. Information about the directors and executive officers of FG Group Holdings is set forth in its proxy statement for the FG Group Holdings annual meeting of stockholders held on December 6, 2023, which was filed with the SEC on October 18, 2023. To the extent holdings of such directors and executive officers in FG Group Holdings’ securities are not reported, or have changed since the amounts described in the proxy statement for FG Group Holdings’ annual meeting of stockholders, such changes may be reflected on Initial Statements of Beneficial Ownership on Form 3 or Statements of Change in Ownership on Form 4 filed with the SEC. Information about the directors and executive officers of FG Financial is set forth in its proxy statement for the FG Financial annual meeting of stockholders held on December 6, 2023, which was filed with the SEC on November 1, 2023. To the extent holdings of such directors and executive officers in FG Financial’s securities are not reported, or have changed since the amounts described in the proxy statement for FG Financial’s annual meeting of stockholders, such changes may be reflected on Initial Statements of Beneficial Ownership on Form 3 or Statements of Change in Ownership on Form 4 filed with the SEC. Other information regarding the participants in the consent solicitations and a description of their direct and indirect interests, by security holdings or otherwise, will be contained in the Joint Registration and Information Statement and other relevant materials to be filed with the SEC regarding the proposed transaction when they become available.

About FG Group Holdings Inc.

FG Group Holdings Inc. (NYSE American: FGH) is a diversified holding company with operations and equity holdings across a broad range of industries. The Company has a majority ownership in Strong Global Entertainment, Inc. (NYSE American: SGE), which includes STRONG/MDI Screen Systems, Inc. (www.strongmdi.com), the leading premium screen and projection coatings supplier in the world and Strong Technical Services, Inc. (www.strong-tech.com), which provides comprehensive managed service offerings with 24/7/365 support nationwide to ensure solution uptime and availability. FG Group Holdings also holds equity stakes in GreenFirst Forest Products Inc., Firefly Systems, Inc., and FG Financial Group, Inc., as well as real estate through its Digital Ignition operating business.

About FG Financial Group, Inc.

FG Financial Group, Inc. (Nasdaq: FGF, FGFPP) is a reinsurance and asset management holding company focused on collateralized and loss capped reinsurance and merchant banking. The Company’s principal business operations are conducted through its subsidiaries and affiliates.

The FG® logo is a registered trademark of Fundamental Global®.

Forward-Looking Statements

In addition to the historical information included herein, this press release includes forward-looking statements, such as management’s expectations regarding the timing and benefits of the proposed transaction, which involve a number of risks and uncertainties, including but not limited to those discussed in the “Risk Factors” section contained in Item 1A in the FG Group Holdings’ Annual Report on Form 10-K for the year ended December 31, 2022 filed with the SEC on March 16, 2023, FG Financial’s Annual Report on Form 10-K for the year ended December 31, 2022 filed with the SEC on March 24, 2023, and in the subsequent filings (including quarterly reports on Form 10-Q) with the SEC by FG Group Holdings and FG Financial, and the following risks and uncertainties: the risk that the cost savings and any revenue synergies from the proposed merger may not be fully realized or may take longer than anticipated to be realized; disruption to the parties’ businesses as a result of the announcement and pendency of the proposed merger; the risk that the integration of each party’s operations will be materially delayed or will be more costly or difficult than expected or that the parties are otherwise unable to successfully integrate each party’s businesses into the other’s businesses; the failure to obtain the necessary approvals of the FG Group Holdings stockholders; the amount of the costs, fees, expenses and charges related to the proposed merger; reputational risk and the reaction of each company’s customers, suppliers, employees or other business partners to the proposed merger; any unexpected delay in closing the proposed merger; the possibility that the proposed merger may be more expensive to complete than anticipated, including as a result of unexpected factors or events; the dilution caused by FG Financial’s issuance of additional shares of its Common Stock in the proposed merger; a material adverse change in the financial condition of either company; general competitive, economic, political and market conditions; major catastrophes such as earthquakes, floods or other natural or human disasters, including pandemics and infectious disease outbreaks, and any related disruption to local, regional and global economic activity and financial markets, and the impact of the foregoing on either company, or the ability to complete the proposed merger, or any of the other risks described herein or in the parties’ SEC filings; the outcome of any legal proceedings that may be instituted against either company, related to the proposed merger or otherwise; other factors that may affect future results of the companies during the pendency of the proposed merger or of the combined company post-merger, including changes in asset quality and credit risk; the inability to sustain revenue and earnings growth; changes in interest rates and capital markets; inflation; the impact, extent and timing of technological changes; capital management activities; and actions of the Federal Reserve Board and legislative and regulatory actions and reforms. Given the risks and uncertainties, readers should not place undue reliance on any forward-looking statement and should recognize that the statements are predictions of future results which may not occur as anticipated. Actual results could differ materially from those anticipated in the forward-looking statements and from historical results, due to the risks and uncertainties described herein, as well as others not now anticipated. New risk factors emerge from time to time and it is not possible for management to predict all such risk factors, nor can it assess the impact of all such factors on our business or the extent to which any factor, or combination of factors, may cause actual results to differ materially from those contained in any forward-looking statements. Except where required by law, neither FG Group Holdings nor FG Financial assumes an obligation to update forward-looking statements to reflect actual results or changes in factors or assumptions affecting such forward-looking statements.

Investor Contact:

investors@fundamentalglobal.com